Exhibit 99.1

Jefferies and SMBC Expand and Strengthen Strategic Alliance,
Broadening Joint Business Efforts and
Increasing SMBC’s Equity Ownership in Jefferies

Jefferies and SMBC Group’s Strategic Alliance Expands to Additional Businesses,
Including a Full Suite of Capabilities for U.S. Investment Grade Companies,
to Further Enhance Investment Banking Services to Our Broad Client Base

Jefferies and SMBC Group to Combine U.S. Equities and M&A Efforts under Jefferies

SMBC Intends to Increase Economic Ownership to Up to 15% of Jefferies By Purchasing Shares
and Will Designate One Jefferies Director

NEW YORK and TOKYO, April 27, 2023 - Jefferies Financial Group, Inc. (NYSE: JEF) (“Jefferies”) and Sumitomo Mitsui Financial Group, Inc. (NYSE: SMFG) (“SMFG”), Sumitomo Mitsui Banking Corporation (“SMBC”), SMBC Nikko Securities Inc. (“SMBC Nikko”), and SMBC Nikko Securities America Inc. (collectively, “SMBC Group”) announced today that they have expanded their strategic alliance to collaborate on future corporate and investment banking business opportunities, as well as in equity sales, trading, and research.

Over the past year, the Jefferies and SMBC Group’s strategic alliance has advanced the corporate and investment banking businesses of both firms, with a focus on cross-border M&A, healthcare and leveraged finance. This significant expansion of the alliance will broaden the scope of the collaboration in M&A advisory services and increase the collaboration across the firms’ equities and debt capital markets businesses. The expanded alliance also includes joint coverage of designated investment grade clients that have banking relationships with SMBC and will now have dedicated Jefferies investment banking coverage. SMBC Group will be responsible for credit products and debt capital markets, while Jefferies will be responsible for M&A and equity capital markets. Jefferies and SMBC Group are confident that these initiatives will not only grow and strengthen the bond between the firms, but also further enhance each firm’s ability to support its clients’ needs. Jefferies and SMBC Group have been careful to implement the appropriate collaborative framework and governance oversight to work as one team to best deliver their combined resources to clients. The goal of this important next step in the firms’ path together is to further coordinate Jefferies’ extensive sector and capital markets knowledge with SMBC Group’s deep banking and debt capital markets expertise combined with a strong balance sheet to support and serve clients.

In 2021, SMBC provided $2.25 billion in financing to Jefferies and purchased approximately 4.5% of the issued and outstanding common shares of Jefferies.  SMBC now intends, subject to any applicable regulatory approvals and the receipt of approval of Jefferies’ shareholders for the authorization of a new class of non-voting common shares, to increase its investment in Jefferies through direct and indirect open-market purchases of Jefferies’ common shares that will be exchanged for non-voting preferred shares that will be mandatorily convertible into non-voting common shares.  In doing so, SMBC plans to raise its economic ownership to up to 15% on an as converted and fully diluted basis.  SMBC’s $2.25 billion financing in 2021 and investments will, at current market prices, result in a financial commitment to Jefferies of approximately $3.4 billion.  Jefferies expects to seek approval of the non-voting common shares at a special shareholders' meeting in July 2023.  Jefferies’ non-voting mandatorily convertible preferred shares and non-voting common shares are entitled to receive the same dividends and distributions as Jefferies’ voting common shares.

Upon SMBC ’s investment reaching or passing 10% of the economic ownership of Jefferies on an as converted and fully diluted basis, SMBC will be entitled to designate a new member to Jefferies’ Board of Directors. This process will be subject to Jefferies’ customary onboarding procedures to determine the designee’s eligibility and qualifications to serve as a director.

Rich Handler, Jefferies’ CEO, and Brian Friedman, its President, stated:  “When we originally entered into our alliance with SMBC Group in July 2021, we believed that was the beginning of a significant long-term partnership that we hoped to broaden further across our global platform. We are very excited about this logical and straightforward next step that will allow us to offer more products and services to our existing clients and we will also be able to assist SMBC Group to better serve their client base. We believe this is best achieved by aligning our broad investment banking, sales, trading and research capabilities with the significant capital base and world-class capabilities of SMBC Group. We are incredibly pleased and grateful that SMBC Group not only sees the same strategic value in growing our partnership, but also has the confidence and faith in Jefferies that will result in SMBC Group becoming Jefferies’ largest shareholder.”

President and Group CEO of SMFG, Jun Ohta, President and CEO of SMBC, Akihiro Fukutome, and Yuichiro Kondo, CEO of SMBC Nikko commented: “Our strategic alliance is progressing as we planned. Jefferies’ breadth of capabilities and client focus match with SMBC Group’s long-term vision to best serve our clients. Jefferies has built a leading global investment banking franchise, which SMBC Group enhanced through the first phase of our alliance in 2021. This next step in our unique collaboration and further alignment of our resources brings together the best of commercial and investment banking to our clients. We also believe it is in our shareholders’ best interests to expand our partnership with Jefferies and we look forward to our representative joining Jefferies’ Board of Directors. There is much to do together and we are excited about finding further mutually beneficial ways to work in partnership with Jefferies for the long term.”

Citi and SMBC Nikko served as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor to SMBC Group. Jefferies LLC served as financial advisor and Cravath, Swaine & Moore LLP and Davis Polk & Wardwell LLP served as legal advisors to Jefferies.

About Jefferies Financial Group Inc.

Jefferies is a leading, global, full-service investment banking and capital markets firm that provides advisory, sales and trading, research and wealth management services. With more than 40 offices around the world, we offer insights and expertise to investors, companies and governments.

About Sumitomo Mitsui Financial Group, Inc.

SMFG is one of the largest financial institutions headquartered in Japan, with an established presence across all consumer and corporate banking businesses. Through the subsidiaries and affiliates, SMFG offers a diverse range of financial services, including commercial banking, leasing, securities, credit card, consumer finance and other services. SMFG’s consolidated total assets were 264 trillion Yen as of December 31, 2022.

About Sumitomo Mitsui Banking Corporation

SMBC is the commercial banking subsidiary of SMFG and one of the largest banks globally on the basis of total assets. It provides an extensive range of corporate and consumer banking services in Japan and globally.

About SMBC Nikko Securities Inc.

SMBC Nikko is one of the leading full-line securities companies in Japan covering all client segments with a broad range of financial products and services through its international network.

Additional Information and Where to Find it

This communication may be deemed to be solicitation material in respect of the shareholder approval (the “Shareholder Approval”) of the amended and restated certificate of incorporation authorizing the creation of non-voting common shares. In connection with a special meeting of its shareholders for the Shareholder Approval, Jefferies intends to file relevant materials with Securities and Exchange Commission (the “SEC”), including Jefferies’ proxy statement in preliminary and definitive form. INVESTORS AND SHAREHOLDERS OF JEFFERIES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING JEFFERIES’ PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Jefferies by directing a request to Laura Ulbrandt DiPierro, Corporate Secretary, 520 Madison Avenue, New York, NY 10022.

Participants in the Solicitation

Jefferies and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Jefferies in favor of the Shareholder Approval. Information about Jefferies’ directors and executive officers is set forth in Jefferies’ Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 17, 2023. To the extent holdings of Jefferies’ securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Jefferies’ participants in the solicitation, which may, in some cases, be different than those of Jefferies’ shareholders generally, will be set forth in Jefferies’ proxy statement relating to the Shareholder Approval when it becomes available.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements about our future and statements that are not historical facts. These forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “may,” “intend,” “outlook,” “will,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which will change over time. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations, arrangements and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products, including Jefferies and SMBC Group’s strategic alliance. In particular, forward-looking statements include statements about the potential benefits of the collaboration with SMBC Group and SMBC’s intention to increase its equity investment in Jefferies, as SMBC is under no obligation to do so. Forward‐looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update any forward‐looking statements. Furthermore, because forward‐looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain, the actual results or outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results or outcomes to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC. Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

For inquiries, please contact:

Jonathan Freedman
Head of Marketing and Communications
Jefferies Financial Group Inc.
jfreedman@jefferies.com

Drew Benson
Head of Communications
Sumitomo Mitsui Banking Corporation – Americas Division
drew.benson@smbcgroup.com